EXHIBIT 32.1

SECTION 1350 CERTIFICATION
OF THE CHIEF EXECUTIVE OFFICER

I, C. Taylor Pickett, Chief Executive Officer of Omega Healthcare Investors, Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
the Annual Report on Form 10-K of the Company for the year ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 23, 2007

/S/ C. TAYLOR PICKETT
C. Taylor Pickett
Chief Executive Officer